Preferred Stock	6 Months Ended
Jun. 30, 2013
Equity [Abstract]
Preferred Stock

3. Preferred Stock

The Company has authorized up to 10,000,000 shares of preferred stock, $0.0001 par value per share, for issuance. The preferred stock will have such rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be determined by the Company’s board of directors upon its issuance.

Series A Preferred Stock

At June 30, 2013, there were 9,771 shares of Series A Preferred Stock outstanding. The increase from December 31, 2012 of 45 shares represents conversions of Series A Preferred Stock into common shares offset by quarterly dividends paid in additional shares of Series A Preferred Stock.

Dividends

Holders of Series A Preferred Stock shall be entitled to receive cumulative mandatory dividends at the rate per share of seven percent (7%) of the face amount ($1,000 per share) per annum, payable quarterly on each March 31, June 30, September 30 and December 31. Dividends shall be payable in additional shares of Series A Preferred Stock valued for this purpose at the face amount. In the event there are not sufficient authorized preferred shares available to pay such a dividend, the dividend shall instead accrete to and increase the value of the outstanding Series A Preferred Stock. The fair value of the Series A Preferred Stock dividend, which is included in the Company’s net loss applicable to common shareholders, is calculated by multiplying the number of common shares that a preferred holder would receive upon conversion by the closing price of the Company’s common stock on the dividend payment date.

The fair value of the Series A Preferred Stock dividends for the three months ended June 30, 2013 and 2012 was $2,399,000 and $1,120,000, respectively. The fair value of the Series A Preferred Stock dividends for the six months ended June 30, 2013 and 2012 was $5,946,000 and $1,120,000, respectively. The fair value of the Series A Preferred Stock dividends is included in the Company’s net loss applicable to common shareholders.

Conversion

Each holder of shares of Series A Preferred Stock may, at any time and from time to time, convert each of its shares into a number of fully paid and non-assessable shares of common stock at the defined conversion rate. Initially, each share of Series A Preferred Stock is convertible into 2,437.57 shares of common stock. In no event shall any holder of shares of Series A Preferred Stock have the right to convert shares of Series A Preferred Stock into shares of common stock to the extent that, after giving effect to such conversion, the holder, together with any of its affiliates, would beneficially own more than 9.999% of the then-issued and outstanding shares of common stock.

For the three and six months ended June 30, 2013 and 2012, 295 and 194 Series A Preferred Stock were converted into 719,082 and 472,887 shares of common stock, respectively.

Series A-1 Preferred Stock

On August 13, 2013, we entered into an exchange agreement (the “Exchange Agreement”) with Tang Capital Partners, L.P. (“TCP”) pursuant to which TCP agreed to exchange certain of its shares of Series A Preferred Stock for Series A-1 Preferred Stock. See Note 6, “Subsequent Events.”